UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 1, 2002
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                         OAK RIDGE MICRO-ENERGY, INC.
                         ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                            74 Rolling Links Blvd.
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 590-0458
                              --------------
                       (Registrant's Telephone Number)


                           3046 E. Brighton Place
                         Salt Lake City, Utah 84121
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.
          ---------------------------------

     None, not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     None, not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     On April 1, 2002, a Complaint was filed in the United States District Court for the District of Utah, Central Division, Civil court #2:02 CV-0261C against the Company, Mark Meriwether and Colonial Stock Transfer Company, the Company's transfer agent. A brief description of this proceeding and the terms of its settlement are contained in the Press Release, Exhibit 99, that is attached hereto and incorporated herein by reference. See Item 7.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     None, not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

          None, not applicable.

          (b)  Pro Forma Financial Information.

          None, not applicable.

          (c) Exhibits.

          99   Press Release dated May 28, 2002

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          See Exhibit 99.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 5/29/02                     /s/Mark Meriwether
       ------------------                ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director